SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 4, 2002

                             First Industrial, L.P.
             (Exact name of registrant as specified in its charter)

Delaware                              333-21873                36-3924586
(State or other                    (Commission File         (I.R.S. Employer
jurisdiction of organization)           Number)            Identification No.)


311 S. Wacker Drive, Suite 4000
Chicago, Illinois                                                   60606
(Address of principal executive offices)                         (Zip Code)

                                 (312) 344-4300
              (Registrant's telephone number, including area code)



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Item 5.  Other Events

On April 4, 2002, First Industrial Realty Trust, Inc. issued a press release stating that its operating partnership, First Industrial, L.P. had priced offerings for an aggregate principal amount of $250 million of senior unsecured notes, $200,000,000 6.875% Notes due 2012 and $50,000,000 7.750% Notes due 2032.
The release stated that the notes would be issued under First Industrial Realty Trust, Inc.'s and First Industrial, L.P.'s existing shelf registration statement.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit
Number   Exhibit

1.1 Underwriting Agreement, dated April 4, 2002, relating to the $200,000,000 6.875% Senior Notes due 2012 and the $50,000,000 7.750% Senior Notes due 2032, between First Industrial, L.P. (the "Company"), First Industrial Realty Trust, Inc., Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., Deutsche Bank Securities Inc., First Union Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., and UBS Warburg LLC.

4.1 Supplemental Indenture No. 7, dated as of April 15, 2002, between the Company and U.S. Bank National Association, relating to the $200,000,000 6.875% Senior Notes due 2012 and the $50,000,000 7.750% Senior Notes due 2032.

4.2  Form of 6.875% Senior Notes due 2012 (included in Exhibit 4.1).

4.3  Form of 7.750% Senior Notes due 2032 (included in Exhibit 4.1).

99.1 Press Release dated April 4, 2002.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRST INDUSTRIAL, L.P.

                              By:  First Industrial Realty Trust, Inc.


                              By:      /s/   Michael J. Havala
                                   ------------------------------------------
                                     Name:   Michael J. Havala
                                     Title:  Chief Financial Officer


Date:  April  17, 2002



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                                  Exhibit Index


Exhibit
Number   Exhibit

1.1 Underwriting Agreement, dated April 4, 2002, relating to the $200,000,000 6.875% Senior Notes due 2012 and the $50,000,000 7.750% Senior Notes due 2032, between First Industrial, L.P. (the "Company"), First Industrial Realty Trust, Inc., Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., Deutsche Bank Securities Inc., First Union Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., and UBS Warburg LLC.

4.1 Supplemental Indenture No. 7, dated as of April 15, 2002, between the Company and U.S. Bank National Association, relating to the $200,000,000 6.875% Senior Notes due 2012 and the $50,000,000 7.750% Senior Notes due 2032.

4.2  Form of 6.875% Senior Notes due 2012 (included in Exhibit 4.1).

4.3  Form of 7.750% Senior Notes due 2032 (included in Exhibit 4.1).

99.1 Press Release dated April 4, 2002.